Victory Portfolios II

VictoryShares Core Plus Intermediate Bond ETF (UBND)

(the “Fund”)

Supplement dated November 3, 2025

to the Prospectus and Summary Prospectus each dated November 1, 2025

This supplement amends the Summary Prospectus and Prospectus of the Fund. Please review this important information carefully.

On October 21, 2025, the Board of Trustees of Victory Portfolios II (the “Trust”), upon the recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a change in the Fund’s name. The Fund’s investment objectives, principal investment strategies, principal risks and management will remain unchanged, and no action is required on your part.

It is expected that effective at the start of business on January 1, 2026, the Fund will be renamed as follows:

Current Name	New Name

VictoryShares Core Plus Intermediate Bond ETF	VictoryShares Core Plus Bond ETF

If you wish to obtain more information, please call the Victory Funds at 866-376-7890 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

34234-00-1125